UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2012

Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

❑    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On May 31, 2012, the Boyd Gaming Corporation (the “Company”) announced the pricing of $350 million aggregate principal amount of 9% senior notes due 2020. A copy of the press release announcing the pricing is attached as Exhibit 99.1 hereto and incorporated herein by reference.
The notes being offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws or blue sky laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or available exemptions from the registration requirements. This disclosure shall not constitute an offer to sell or the solicitation of an offer to buy the notes.

Item 9.01.    Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 31, 2012, announcing pricing of the notes offering.
* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2012	Boyd Gaming Corporation
/s/ Josh Hirsberg Josh Hirsberg Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 31, 2012, announcing pricing of the notes offering.

Item 8.01. Other Events.
On May 31, 2012, the Boyd Gaming Corporation (the “Company”) announced the pricing of $350 million aggregate principal amount of 9% senior notes due 2020. A copy of the press release announcing the pricing is attached as Exhibit 99.1 hereto and incorporated herein by reference.
The notes being offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws or blue sky laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or available exemptions from the registration requirements. This disclosure shall not constitute an offer to sell or the solicitation of an offer to buy the notes.

Item 9.01.    Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 31, 2012, announcing pricing of the notes offering.
* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2012	Boyd Gaming Corporation
/s/ Josh Hirsberg Josh Hirsberg Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 31, 2012, announcing pricing of the notes offering.